UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 13, 2003

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                         0-21696                       22-3106987
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
of Incorporation)                                         Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.      OTHER EVENTS

             On May 9, 2003, the Registrant disseminated a Press Release announcing that the United States District Court for the District of Massachusetts (the "Court") has ruled in favor of ARIAD Pharmaceuticals, Inc. and co-plaintiffs in a patent infringement suit filed on June 25, 2002 against Eli Lilly and Company alleging infringement of their pioneering U.S. patent covering methods of treating human disease by regulating NF-(Kappa)B cell-signaling activity. The Court denied Lilly's combined motion to dismiss and its motion for summary judgment challenging the validity of the NF-(Kappa)B method of treatment patent claims.

             The information contained in the Press Release dated May 13, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


             (c)     Exhibits.

                     99.1     The Registrant's Press Release dated May 13, 2003.



                                   Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           ARIAD PHARMACEUTICALS, INC.



                                     By:    /s/ Edward M. Fitzgerald
                                            ------------------------
                                            Edward M. Fitzgerald
                                            Senior Vice President and
                                            Chief Financial Officer


Date:      May 14, 2003

                                  EXHIBIT INDEX

Exhibit
Number   Description                                      Sequential Page Number
-------  -----------                                      ----------------------

99.1     The Registrant's Press Release dated May 13, 2003.        4



                                       3